UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): October 13, 2015

Del Frisco's Restaurant Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-35611
Delaware	20-8453116
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

920 S. Kimball Ave., Suite 100 Southlake, TX 76092
(Address of principal executive offices, including zip code)

________________________________________________________________________________
(Registrant's former address)

(817) 601-3421
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 13, 2015, the Company issued a press release announcing its earnings results for its fiscal third quarter ended September 8, 2015. A copy of the press release is being furnished as Exhibit 99.1.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Press Release issued by Del Frisco's Restaurant Group, Inc., dated October 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2015	Del Frisco's Restaurant Group, Inc.
	By:	/s/ THOMAS J. PENNISON, JR. Thomas J. Pennison, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Del Frisco's Restaurant Group, Inc., dated October 13, 2015.